UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2005

Date of report (Date of earliest event reported)

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

WASHINGTON

(State or other jurisdiction of incorporation)

0-31285	91-1033443
(Commission File Number)	(IRS Employer Identification Number)

2630 SOUTH HARBOR BOULEVARD

SANTA ANA, CALIFORNIA

92704

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On October 26, 2005, the Company issued a press release setting forth its third quarter 2005 earnings.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The Company does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Exhibits.

Exhibit 99.1.           Press Release from the registrant, dated October 26, 2005, entitled “TTM Technologies, Inc. Reports Third Quarter 2005 Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: October 26, 2005	By:	/s/ Kenton K. Alder
Kenton K. Alder
Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from the registrant, dated October 26, 2005, entitled “TTM Technologies, Inc. Reports Third Quarter of 2005 Results”.